UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2025

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	GLBZ	Nasdaq Capital Market

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Jeffrey D. Harris, the Chief Financial Officer of Glen Burnie Bancorp (the “Company”) since 2017, announced his retirement effective June 30, 2025. The Company has commenced a search for a new Chief Financial Officer.

Effective July 1, 2025, the Board of Directors of the Company approved the appointment of Mark C. Hanna as interim Treasurer and interim Principal Accounting Officer of the Company to serve in such capacities until a new Chief Financial Officer is appointed. In his new interim role, Mr. Hanna will be responsible for supervising the functions and personnel of the Company’s accounting and financial departments until a new Chief Financial Officer is appointed. Mr. Hanna is a member of the Company’s Board of Directors and has served as the President and Chief Executive Officer of the Company since October 2023. Mr. Hanna will continue in those roles.

Mr. Hanna, age 57, has over 35 years’ experience in commercial banking, many of them with community banks. From 2017 through April 2023, Mr. Hanna served as President (adding the title of Chief Executive Officer in 2018) of F&M Bank Corp., and from 2005 until 2017 he served in various executive capacities with Eastern Virginia Bankshares and Virginia Company Bank (now part of Primis Financial Corp.). From 1990 to 2005, Mr. Hanna held different positions in large commercial banks.

No new compensatory or severance arrangements were entered into in connection with Mr. Hanna's appointment as interim Principal Accounting Officer.

On June 26, 2025, the Company also entered into a Consulting Agreement with Artisan Advisors, LLC, an Illinois-based consulting firm which offers interim executive management services to community banks. Pursuant to the terms of the Consulting Agreement, Artisan Advisors will provide functional support to the Company’s executive leadership and for the Company’s financial and accounting management personnel until a new Chief Financial Officer is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: June 27, 2025	By:	/s/ Mark C. Hanna
Mark C. Hanna
Chief Executive Officer